UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  PLACECITYWASHINGTON, STATEDC POSTALCODE20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         October 9, 2006

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

               0-18059                                04-2866152
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       (Commission File Number)            (IRS Employer Identification No.)

         140 Kendrick Street
        Needham, Massachusetts                       02494-2714
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02.   Results of Operations and Financial Condition.

On October 9, 2006, Parametric Technology Corporation issued a press release announcing preliminary financial results for its fourth fiscal quarter and fiscal year ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

     (d)  Exhibits.

     99.1 A copy of the press release issued by Parametric Technology Corporation on October 9, 2006 is furnished herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Parametric Technology Corporation



Date:  October 10, 2006             By:_/s/ Cornelius F. Moses, III
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                                       Cornelius F. Moses, III
                                       Executive Vice President and
                                        Chief Financial Officer